Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Shellpoint Partners LLC (the “Company”)
Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Initial Purchaser”)

(together, the “Specified Parties”)

Re:	Shellpoint Co-Originator Trust 2017-2, Mortgage Pass-Through Certificates, Series 2017-2 – Loan File Procedures

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file (the “Data File” defined below) pertaining to a pool of mortgage loans which we were informed are intended to be included as collateral in the offering of Shellpoint Co-Originator Trust 2017-2, Mortgage Pass-Through Certificates, Series 2017-2 (“SCOT 2017-2”). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to and found it to be in agreement. Such compared information was deemed to be in agreement if differences were attributable to rounding.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.
•	The term “rounding” means that amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Data File” means an electronic data file (“SCOT BAML ASF TAPE 20170824.xlsx”) containing information as of July 31, 2017 with respect to 5 mortgage loans (the “NewPenn Loans”) and 512 mortgage loans (the “BAML Loans”, together with the NewPenn Loans, the “Loans”) provided by the Initial Purchaser, on behalf of the Company, on August 25, 2017.
•	The term “Attributes” refers to the Company-selected data fields listed in the table below.
•	The term “Source Documents” refers to copies of the documents in the loan file or other electronic records (e.g., scanned images), provided to us by the Company, or Initial Purchaser on behalf of the Company, including: Promissory Note, Servicing System Report, Uniform Residential Loan Application (URLA), Amortization Schedule, Occupancy Statement, Appraisal Report, Purchase Agreement, Uniform Underwriting and Transmittal Summary, or Credit Report. We make no representation regarding the execution of the Source Documents by the borrower or the validity of the borrower(s) signature(s).

The Company is responsible for the specified Attributes identified by the Company in the Data File.

A.	The Company instructed us to randomly select 25% of the NewPenn Loans and 25% of the BAML Loans (rounding up to the nearest whole number) resulting in a sample of 2 NewPenn Loans and 128 BAML Loans, respectively (together, the “Selected Loans.”) We provided a listing of the Selected Loans to the Company.
B.	For each Selected Loan, we compared or recomputed the Attributes listed below in the Data File to the corresponding information in the Source Documents. Where more than one document was indicated for an Attribute, the Source Documents are listed in order of priority until such amount was agreed.
Attribute	Source Document(s) / Recomputation Methodology
Seller Loan Number	Promissory Note, Servicing System Report
Index Type	Promissory Note
Original Term to Maturity	Uniform Residential Loan Application (URLA)
Original Amortization Term	Amortization Schedule, Uniform Residential Loan Application (URLA)
Lifetime Maximum Rate (Ceiling)	Promissory Note
Lifetime Minimum Rate (Floor)	Promissory Note
Gross Margin	Promissory Note
Initial Interest Rate Cap (Change Up)	Promissory Note
Subsequent Interest Rate Cap (Change Up)	Promissory Note
Subsequent Interest Rate Reset Period	Promissory Note
Original Interest Only Term	Promissory Note
Original Loan Amount	Promissory Note
Original Interest Rate	Promissory Note
Current Payment Amount Due	Promissory Note
First Payment Date of Loan	Promissory Note
Maturity Date (Month/Year)	Recomputed using the First Payment Date of Loan and the Original Term to Maturity, and then compared to the corresponding date on Promissory Note
State	Promissory Note
City	Promissory Note
Postal Code	Promissory Note
Prepayment Penalty Term	Promissory Note
Occupancy	Occupancy Statement, Uniform Residential Loan Application (URLA)
Property Type	Appraisal Report
Original Appraised Property Value	Appraisal Report
Sale Price	Appraisal Report, Purchase Agreement
Loan Purpose	Uniform Residential Loan Application (URLA), Uniform Underwriting and Transmittal Summary
Junior Mortgage Balance	Credit Report, Uniform Residential Loan Application (URLA)
Original LTV	Recomputed by dividing (i) Original Loan Amount, by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.

Attribute	Source Document(s) / Recomputation Methodology
Original CLTV	Recomputed by dividing (i) Original Loan Amount, by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.

We found such information to be in agreement. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified Attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on methodologies and information included in the Data File or provided by the Company, or Initial Purchaser on behalf of the Company, without verification or evaluation of such methodologies and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Loans, (ii) the reasonableness of the information and instructions provided by the Company, or Initial Purchaser on behalf of the Company (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

New York, NY

September 5, 2017